Exhibit 2(ii) on Form N-1A

                       FEDERATED INVESTMENT PORTFOLIOS
                                   BY-LAWS
                           AS AMENDED AND RESTATED
                          (EFFECTIVE MARCH 1, 1996)



                 FEDERATED INVESTMENT PORTFOLIOS
                                   BY-LAWS

                        TABLE OF CONTENTS

                                                             PAGE

ARTICLE I      OFFICERS AND THEIR ELECTION....................  1

     Section 1..........................................Officers.       1
     Section 2..............................Election of Officers.       1
     Section 3...........Resignations and Removals and Vacancies.       1

ARTICLE II     ........POWERS AND DUTIES OF TRUSTEES AND OFFICERS       1

     Section 1..........................................Trustees.       1
     Section 2.............Chairman of the Trustees ("Chairman").       1
     Section 3.........................................President.       1
     Section 4....................................Vice President.       2
     Section 5.........................................Secretary.       2
     Section 6.........................................Treasurer.       2
     Section 7..........................Assistant Vice President.       2
     Section 8....Assistant Secretaries and Assistant Treasurers.       2
     Section 9..........................................Salaries.       2

ARTICLE III    POWERS AND DUTIES OF THE EXECUTIVE AND OTHER COMMITTEES       3

     Section 1....................Executive and Other Committees.       3
     Section 2..................Vacancies in Executive Committee.       3
     Section 3.........Executive Committee to Report to Trustees.       3
     Section 4..................Procedure of Executive Committee.       3
     Section 5.....................Powers of Executive Committee.       3
     Section 6......................................Compensation.       3
     Section 7.     Action by Unanimous Consent of the Board of Trustees,
               Executive Committee or Other Committee.........  3

ARTICLE IV     INVESTORS' MEETINGS............................  4
     Section 1..................................Special Meetings.       4
     Section 2...........................................Notices.       4
     Section 3..................................Place of Meeting.       4
     Section 4.......................Action by Unanimous Consent.       4
     Section 5...........................................Proxies.       4

ARTICLE V      TRUSTEES' MEETINGS.............................  4

     Section 1.............Number and Qualifications of Trustees.       4
     Section 2..................................Special Meetings.       4
     Section 3..................................Regular Meetings.       5
     Section 4...................................Quorum and Vote.       5
     Section 5...........................................Notices.       5
     Section 6..................................Place of Meeting.       5
     Section 7.........Teleconference Meetings Action by Consent.       5
     Section 8....................................Special Action.       5
     Section 9..........................Compensation of Trustees.       5

ARTICLE VI     SHARES OF INTEREST.............................  5
     Section 1...............................Beneficial Interest.       5
     Section 2..................Non-Transferability of Interests.       6
     Section 3.................Equitable Interest Not Recognized.       6
     Section 4........Transfer Agent and Registrar:  Regulations.       6

ARTICLE VII    INSPECTION OF BOOKS............................  6

ARTICLE VIII   AGREEMENTS, CHECKS, DRAFTS, ENDORSEMENTS, ETC..  6

     Section 1...................................Agreements, Etc.       6
     Section 2...............................Checks, Drafts, Etc.       6
     Section 3.Endorsements, Assignments and Transfer of Securities.    6
     Section 4.............................Evidence of Authority.       7

ARTICLE IX     INDEMNIFICATION OF TRUSTEES AND OFFICERS.......  7

     Section 1...........................................General.       7
     Section 2................................Compromise Payment.       7
     Section 3........Indemnification Not Exclusive; Definitions.       8

ARTICLE X      SEAL............................................ 8

ARTICLE XI     FISCAL YEAR..................................... 8

ARTICLE XII    AMENDMENTS...................................... 8

ARTICLE XIII   WAIVERS OF NOTICE............................... 9

ARTICLE XIV    REPORT TO INVESTORS............................. 9

ARTICLE XV     BOOKS AND RECORDS............................... 9

ARTICLE XVI    TERMS........................................... 9


                       FEDERATED INVESTMENT PORTFOLIOS
                                   BY-LAWS

                  {PRIVATE }ARTICLE I{TC  \L 1 "ARTICLE I"}

                         OFFICERS AND THEIR ELECTION


     {PRIVATE }SECTION 1.     OFFICERS.{TC  \L 2 "SECTION 1.     OFFICERS."}
The officers of the Trust shall be elected by the Board of Trustees, and shall be a President, one or more Vice Presidents, a Treasurer, a Secretary and such other officers as the Trustees may from time to time elect. The Board of Trustees, in its discretion, may also elect a Chairman of the Board of Trustees (who must be a Trustee). It shall not be necessary, and is prohibited, for any Trustee or other officer to be a holder of Interests in any Series of the Trust.

     {PRIVATE }SECTION 2.     ELECTION OF OFFICERS.{TC  \L 2 "SECTION 2.
     ELECTION OF OFFICERS."} The President, Vice President(s), Treasurer and Secretary shall be elected annually by the Trustees, and serve until a successor is so elected and qualified, or until earlier resignation or removal. The Chairman of the Trustees, if there is one, shall be elected annually by and from the Trustees, and serve until a successor is so elected and qualified, or until earlier resignation or removal.

     Two or more offices may be held by a single person except the offices of President and Secretary. The officers shall hold office until their successors are elected and qualified.

     {PRIVATE }SECTION 3.     RESIGNATIONS AND REMOVALS AND VACANCIES.{TC  \L
2 "SECTION 3. RESIGNATIONS AND REMOVALS AND VACANCIES."} Any officer of the Trust may resign by filing a written resignation with the President (or Chairman, if there is one) of the Trustees or with the Trustees or with the Secretary, which shall take effect on being so filed or at such time as may be therein specified. The Trustees may remove any officer, with or without cause, by a majority vote of all of the Trustees. The Trustees may fill any vacancy created in any office whether by resignation, removal or otherwise, subject to the limitations of the Investment Company Act of 1940.


                 {PRIVATE }ARTICLE II{TC  \L 1 "ARTICLE II"}

                  POWERS AND DUTIES OF TRUSTEES AND OFFICERS

     {PRIVATE }SECTION 1.     TRUSTEES.{TC  \L 2 "SECTION 1.     TRUSTEES."}
The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

     {PRIVATE }SECTION 2.     CHAIRMAN OF THE TRUSTEES ("CHAIRMAN").{TC  \L 2
"SECTION 2.    CHAIRMAN OF THE TRUSTEES (\"CHAIRMAN\")."}  The Chairman, if
there be a Chairman, shall preside at the meetings of Investors and of the Board of Trustees. He shall have general supervision over the business of the Trust and policies of the Trust. He shall employ and define the duties of all employees of the Trust, shall have power to discharge any such employees, shall exercise general supervision over the affairs of the Trust and shall perform such other duties as may be assigned to him from time to time by the Trustees. The Chairman shall appoint a Trustee or officer to preside at such meetings in his absence.

     {PRIVATE }SECTION 3.     PRESIDENT.{TC  \L 2 "SECTION 3.    PRESIDENT."}
 The President shall be the chief executive officer of the Trust. The President, in the absence of the Chairman, or if there is no Chairman, shall perform all duties and may exercise any of the powers of the Chairman subject to the control of the Trustees. He shall counsel and advise the Chairman and shall perform such other duties as may be assigned to him from time to time by the Trustees, the Chairman or the Executive Committee. The President shall have the power to appoint one or more Assistant Secretaries or other junior officers, subject to ratification of such appointments by the Board. The President shall have the power to sign, in the name of and on behalf of the Trust, powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities or other property owned by the Trust, and may, in the name of and on behalf of the Trust, take all such action as the President may deem advisable in entering into agreements to purchase securities or other property in the ordinary course of business, and to sign representation letters in the course of buying securities or other property.

     {PRIVATE }SECTION 4.     VICE PRESIDENT.{TC  \L 2 "SECTION 4.    VICE
PRESIDENT."} The Vice President (or if more than one, the senior Vice President) in the absence of the President shall perform all duties and may exercise any of the powers of the President subject to the control of the Trustees. Each Vice President shall perform such other duties as may be assigned to him from time to time by the Trustees, the Chairman, the President, or the Executive Committee. Each Vice President shall be authorized to sign documents on behalf of the Trust. The Vice President shall have the power to sign, in the name of and on behalf of the Trust and subject to Article VIII, Section 1, powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities or other property owned by the Trust, and may, in the name of and on behalf of the Trust, take all such action as the Vice President may deem advisable in entering into agreements to purchase securities or other property in the ordinary course of business, and to sign representation letters in the course of buying securities or other property.

     {PRIVATE }SECTION 5.     SECRETARY.{TC  \L 2 "SECTION 5.    SECRETARY."}
 The Secretary shall keep or cause to be kept in books provided for that purpose the Minutes of the Meetings of Investors and of the Trustees; shall see that all Notices are duly given in accordance with the provisions of these By-Laws and as required by law; shall be custodian of the records and of the Seal of the Trust (if there be a Seal) and see that the Seal is affixed to all documents, the execution of which on behalf of the Trust under its Seal is duly authorized; shall keep directly or through a transfer agent a register of the post office address of each Investor of each Series of the Trust, and make all proper changes in such register, retaining and filing the Secretary's authority for such entries; shall see that the books, reports, statements, certificates and all other documents and records required by law are properly kept and filed; and in general shall perform all duties incident to the Office of Secretary and such other duties as may from time to time be assigned to the Secretary by the Trustees, Chairman, the President, or the Executive Committee.

     {PRIVATE }SECTION 6.     TREASURER.{TC  \L 2 "SECTION 6.    TREASURER."}
 The Treasurer shall be the principal financial and accounting officer of the Trust responsible for the preparation and maintenance of the financial books and records of the Trust. The Treasurer shall deliver all funds and securities belonging to any Series to such custodian or sub-custodian as may be employed by the Trust for any Series. The Treasurer shall perform such duties additional to the foregoing as the Trustees, Chairman, the President or the Executive Committee may from time to time designate.

     {PRIVATE }SECTION 7.     ASSISTANT VICE PRESIDENT.{TC  \L 2 "SECTION 7.
     ASSISTANT VICE PRESIDENT."} The Assistant Vice President or Vice Presidents of the Trust shall have such authority and perform such duties as may be assigned to them by the Trustees, the Executive Committee, the President, or the Chairman.

     {PRIVATE }SECTION 8.     ASSISTANT SECRETARIES AND ASSISTANT
TREASURERS.{TC  \L 2 "SECTION 8.   ASSISTANT SECRETARIES AND ASSISTANT
TREASURERS."} The Assistant Secretary or Secretaries and the Assistant Treasurer or Treasurers shall perform the duties of the Secretary and of the Treasurer, respectively, in the absence of those Officers and shall have such further powers and perform such other duties as may be assigned to them respectively by the Trustees or the Executive Committee, the President, or the Chairman.

     {PRIVATE }SECTION 9.     SALARIES.{TC  \L 2 "SECTION 9.     SALARIES."}
The salaries of the Officers shall be fixed from time to time by the Trustees.
 No officer shall be prevented from receiving such salary by reason of the fact that the officer is also a Trustee.



                {PRIVATE }ARTICLE III{TC  \L 1 "ARTICLE III"}

           POWERS AND DUTIES OF THE EXECUTIVE AND OTHER COMMITTEES

{PRIVATE }     SECTION 1.     EXECUTIVE AND OTHER COMMITTEES.{TC  \L 2 "
     SECTION 1. EXECUTIVE AND OTHER COMMITTEES."} The Trustees may elect from their own number an Executive Committee to consist of not less than two members. The Executive Committee shall be elected by a resolution passed by a vote of at least a majority of the Trustees then in office. The Trustees may also elect from their own number other committees from time to time, the number composing such committees and the powers conferred upon the same to be determined by vote of the Trustees. Any committee may make rules for the conduct of its business.

     {PRIVATE }SECTION 2.     VACANCIES IN EXECUTIVE COMMITTEE.{TC  \L 2
"SECTION 2.    VACANCIES IN EXECUTIVE COMMITTEE."}  Vacancies occurring in the
Executive Committee from any cause shall be filled by the Trustees by a resolution passed by the vote of at least a majority of the Trustees then in office.

     {PRIVATE }SECTION 3.     EXECUTIVE COMMITTEE TO REPORT TO TRUSTEES.{TC
\L 2 "SECTION 3.    EXECUTIVE COMMITTEE TO REPORT TO TRUSTEES."}  All action
by the Executive Committee shall be reported to the Trustees at their meeting next succeeding such action.

     {PRIVATE }SECTION 4.     PROCEDURE OF EXECUTIVE COMMITTEE.{TC  \L 2
"SECTION 4.    PROCEDURE OF EXECUTIVE COMMITTEE."}  The Executive Committee
shall fix its own rules of procedure not inconsistent with these By-Laws or with any directions of the Trustees. It shall meet at such times and places and upon such notice as shall be provided by such rules or by resolution of the Trustees. The presence of a majority shall constitute a quorum for the transaction of business, and in every case an affirmative vote of a majority of all the members of the Committee present shall be necessary for the taking of any action.

     {PRIVATE }SECTION 5.     POWERS OF EXECUTIVE COMMITTEE.{TC  \L 2 "SECTION
5. POWERS OF EXECUTIVE COMMITTEE."} During the intervals between the Meetings of the Trustees, the Executive Committee, except as limited by the By-Laws of the Trust or by specific directions of the Trustees, shall possess and may exercise all the powers of the Trustees in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust, and shall have power to authorize the Seal of the Trust (if there is one) to be affixed to all instruments and documents requiring same. Notwithstanding the foregoing, the Executive Committee shall not have the power to elect or remove Trustees, increase or decrease the number of Trustees, elect or remove any Officer, declare allocations among Investors, issue Interests or recommend to Investors any action requiring Investor approval.

     {PRIVATE }SECTION 6.     COMPENSATION.{TC  \L 2 "SECTION 6.
     COMPENSATION."} The members of any duly appointed committee shall receive such compensation and/or fees as from time to time may be fixed by the Trustees.

     {PRIVATE }SECTION 7.     ACTION BY UNANIMOUS CONSENT OF THE BOARD OF
TRUSTEES, EXECUTIVE COMMITTEE OR OTHER COMMITTEE.{TC  \L 2 "SECTION 7.
     ACTION BY UNANIMOUS CONSENT OF THE BOARD OF TRUSTEES, EXECUTIVE COMMITTEE OR OTHER COMMITTEE."} Subject to Article V, Section 2 of these By-Laws, any action required or permitted to be taken at any meeting of the Trustees, Executive Committee or any other duly appointed Committee may be taken without a meeting if consents in writing setting forth such action are signed by all members of the Board or such committee and such consents are filed with the records of the Trust. In the event of the death, removal, resignation or incapacity of any Board or committee member prior to that Trustee signing such consent, the remaining Board or committee members may re-constitute themselves as the entire Board or committee until such time as the vacancy is filled in order to fulfill the requirement that such consents be signed by all members of the Board or committee.



                 {PRIVATE }ARTICLE IV{TC  \L 1 "ARTICLE IV"}

                             INVESTORS' MEETINGS

     {PRIVATE }SECTION 1.     SPECIAL MEETINGS.{TC  \L 2 "SECTION 1.  SPECIAL
MEETINGS."} A special meeting of the Investors of the Trust or of a particular Series shall be called by the Secretary whenever ordered by the Trustees, the Chairman or requested in writing by the holder or holders of at least one-tenth of the outstanding Interests of the Trust or of the relevant Series, entitled to vote. If the Secretary, when so ordered or requested, refuses or neglects for more than two days to call such special meeting, the Trustees, Chairman or the Investors so requesting may, in the name of the Secretary, call the meeting by giving notice thereof in the manner required when notice is given by the Secretary.

     {PRIVATE }SECTION 2.     NOTICES.{TC  \L 2 "SECTION 2. NOTICES."}  Except
as above provided, notices of any special meeting of the Investors of the Trust or a particular Series, shall be given by the Secretary by delivering or mailing, postage prepaid, to each Investor entitled to vote at said meeting, a written or printed notification of such meeting, at least seven business days before the meeting, to such address as may be registered with the Trust by the Investor. No notice of any meeting to Investors need be given to an Investor if a written waiver of notice, executed before or after the meeting by such Investor or their attorney that is duly authorized, is filed with the records of the meeting. Notice may be waived as provided in Article XIII of these By-Laws.
     {PRIVATE }SECTION 3.     PLACE OF MEETING.{TC  \L 2 "SECTION 3.  PLACE OF
MEETING."} Meetings of the Investors of the Trust or a particular Series, shall be held at the principal place of business of the Trust in Pittsburgh, Pennsylvania, or at such place within or without The Commonwealth of Massachusetts as fixed from time to time by resolution of the Trustees.

     {PRIVATE }SECTION 4.     ACTION BY UNANIMOUS CONSENT.{TC  \L 2 "SECTION
4. ACTION BY UNANIMOUS CONSENT."} Any action required or permitted to be taken at any meeting of Investors may be taken without a meeting, if a consent in writing, setting forth such action, is signed by a majority of the Investors entitled to vote on the subject matter thereof, and such consent is filed with the records of the Trust.

     {PRIVATE }SECTION 5.     PROXIES.{TC  \L 2 "SECTION 5. PROXIES."}  Any
investor entitled to vote at any meeting of Investors may vote, by their duly authorized representative, either in person, by telephone, by electronic means including facsimile, or by proxy. Every written proxy shall be subscribed by the Investor or his duly authorized attorney and dated, but need not be sealed, witnessed or acknowledged. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust or the person acting as Secretary of the Meeting.


                  {PRIVATE }ARTICLE V{TC  \L 1 "ARTICLE V"}

                              TRUSTEES' MEETINGS

     {PRIVATE }SECTION 1.     NUMBER AND QUALIFICATIONS OF TRUSTEES.{TC  \L 2
"SECTION 1.    NUMBER AND QUALIFICATIONS OF TRUSTEES."}  The number of
Trustees can be changed from time to time by a majority of the Trustees to not less than three nor more than twenty. The term of office of a Trustee shall not be affected by any decrease in the number of Trustees made by the Trustees pursuant to the foregoing authorization. Each Trustee shall hold office for the life of the Trust, or as otherwise provided in the Declaration of Trust.

     {PRIVATE }SECTION 2.     SPECIAL MEETINGS.{TC  \L 2 "SECTION 2.  SPECIAL
MEETINGS."} Special meetings of the Trustees shall be called by the Secretary at the written request of the Chairman, the President, or any Trustee, and if the Secretary when so requested refuses or fails for more than twenty-four hours to call such meeting, the Chairman, the President, or such Trustee may in the name of the Secretary call such meeting by giving due notice in the manner required when notice is given by the Secretary.

     {PRIVATE }SECTION 3. REGULAR MEETINGS.{TC \L 2 "SECTION 3. REGULAR MEETINGS."} Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine, provided that any Trustee who is absent when such determination is made shall be given notice of the determination.

     {PRIVATE }SECTION 4.     QUORUM AND VOTE.{TC  \L 2 "SECTION 4.   QUORUM
AND VOTE."} A majority of the Trustees shall constitute a quorum for the transaction of business. The act of a majority of the Trustees present at any meeting at which a quorum is present shall be the act of the Trustees unless a greater proportion is required by the Declaration of Trust or these By-Laws or applicable law. In the absence of a quorum, a majority of the Trustees present may adjourn the meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given.

     {PRIVATE }SECTION 5.     NOTICES.{TC  \L 2 "SECTION 5. NOTICES."}  The
Secretary or any Assistant Secretary shall give, at least two days before the meeting, notice of each meeting of the Board of Trustees, whether Annual, Regular or Special, to each member of the Board by mail, telegram, telephone or electronic facsimile to his last known address. It shall not be necessary to state the purpose or business to be transacted in the notice of any meeting unless otherwise required by law. Personal attendance at any meeting by a Trustee other than to protest the validity of said meeting shall constitute a waiver of the foregoing requirement of notice. In addition, notice of a meeting need not be given if a written waiver of notice executed by such Trustee before or after the meeting is filed with the records of the meeting.

     {PRIVATE }SECTION 6.     PLACE OF MEETING.{TC  \L 2 "SECTION 6.  PLACE OF
MEETING."} Meetings of the Trustees shall be held at the principal place of business of the Trust in Pittsburgh, Pennsylvania, or at such place within or without The Commonwealth of Massachusetts as fixed from time to time by resolution of the Trustees, or as the person or persons requesting said meeting to be called may designate, but any meeting may adjourn to any other place.

     {PRIVATE }SECTION 7.     TELECONFERENCE MEETINGS ACTION BY CONSENT.{TC
\L 2 "SECTION 7.    TELECONFERENCE MEETINGS ACTION BY CONSENT."}  Except as
otherwise provided herein or from time to time in the 1940 Act or in the Declaration of Trust, any action to be taken by the Trustees may be taken by a majority of the Trustees within or without The Commonwealth of Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other simultaneously, and participation by such means shall constitute presence in person at a meeting. Any action by the Trustees may be taken without a meeting if a written consent thereto is signed by all the Trustees and filed with the records of the Trustees' meetings. Such consent shall be treated as a vote of the Trustees for all purposes.Written consents may be executed in counterparts, which when taken together, constitute a validly executed consent of the Trustees.

     {PRIVATE }SECTION 8.     SPECIAL ACTION.{TC  \L 2 "SECTION 8.    SPECIAL
ACTION."} When all the Trustees shall be present at any meeting, however called, or whenever held, or shall assent to the holding of the meeting without notice, or after the meeting shall sign a written assent thereto on the record of such meeting, the acts of such meeting shall be valid as if such meeting had been regularly held.

     {PRIVATE }SECTION 9.     COMPENSATION OF TRUSTEES.{TC  \L 2 "SECTION 9.
     COMPENSATION OF TRUSTEES."} The Trustees may receive a stated salary for their services as Trustees, and by resolution of Trustees a fixed fee and expenses of attendance may be allowed for attendance at each Meeting. Nothing herein contained shall be construed to preclude any Trustee from serving the Trust in any other capacity, as an officer, agent or otherwise, and receiving compensation therefor.

                 {PRIVATE }ARTICLE VI{TC  \L 1 "ARTICLE VI"}

                              SHARES OF INTEREST

     {PRIVATE }SECTION 1.     BENEFICIAL INTEREST.{TC  \L 2 "SECTION 1.
     BENEFICIAL INTEREST."} The beneficial interest in the Trust shall at all times be divided into Interest representing proportionate interest in the assets and liabilities and the income and expenses of each Series of the Trust. The Trust does not issue certificates representing the Interests of each Investor.

     {PRIVATE }SECTION 2.     NON-TRANSFERABILITY OF INTERESTS.{TC  \L 2
"SECTION 2.    NON-TRANSFERABILITY OF INTERESTS."}  The Interest of each
Series of the Trust shall not be transferable, except as provided in the Declaration of Trust with regard to redemptions of Interests in the Trust and except as part of a merger or similar plan of reorganization adopted by the Trustees that qualifies under Section 368 of the Internal Revenue Code, as amended from time to time.

     {PRIVATE }SECTION 3.     EQUITABLE INTEREST NOT RECOGNIZED.{TC  \L 2
"SECTION 3.    EQUITABLE INTEREST NOT RECOGNIZED."}  The Trust shall be
entitled to treat the Investor of record of any Interest of a Series as the absolute owner thereof and shall not be bound to recognize any equitable or other claim or interest in such Interest of a Series on the part of any other person except as may be otherwise expressly provided by law.


     {PRIVATE }SECTION 4.     TRANSFER AGENT AND REGISTRAR:  REGULATIONS.{TC
\L 2 "SECTION 4.    TRANSFER AGENT AND REGISTRAR\:  REGULATIONS."}  The
Trustees shall have power and authority to make all such rules and regulations as they may deem expedient concerning the issuance, transfer and registration of Interest and may appoint a Transfer Agent and/or Registrar of of Interests of each Series.


                {PRIVATE }ARTICLE VII{TC  \L 1 "ARTICLE VII"}

                             INSPECTION OF BOOKS

     The Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each Series or any of them shall be open to the inspection of the Investors of any Series; and no Investor shall have any right of inspecting any account or book or document of the Trust except that, to the extent such account or book or document relates to the Series in which it is an Investor or the Trust generally, such Investor shall have such right of inspection as conferred by laws or authorized by the Trustees or by resolution of the Investor of the relevant Series.


               {PRIVATE }ARTICLE VIII{TC  \L 1 "ARTICLE VIII"}

                AGREEMENTS, CHECKS, DRAFTS, ENDORSEMENTS, ETC.

     {PRIVATE }SECTION 1.     AGREEMENTS, ETC.{TC  \L 2 "SECTION 1.
     AGREEMENTS, ETC."} The Trustees or the Executive Committee may authorize any Officer or Agent of the Trust to enter into any Agreement or execute and deliver any instrument in the name of the Trust on behalf of any Series, and such authority may be general or confined to specific instances; and, unless so authorized by the Trustees or by the Executive Committee or by the Declaration of Trust or these By-Laws, no Officer, Agent or Employee shall have any power or authority to bind the Trust by any Agreement or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or for any amount.

     {PRIVATE }SECTION 2.     CHECKS, DRAFTS, ETC.{TC  \L 2 "SECTION 2.
     CHECKS, DRAFTS, ETC."} All checks, drafts, or orders for the payment of money, notes and other evidences of indebtedness shall be signed by such Officers, Employees, or Agents, as shall from time to time be designated by the Trustees or the Executive Committee, or as may be specified in or pursuant to the agreement between the Trust on behalf of any Series and the custodian appointed, pursuant to the provisions of the Declaration of Trust.

     {PRIVATE }SECTION 3.     ENDORSEMENTS, ASSIGNMENTS AND TRANSFER OF
SECURITIES.{TC  \L 2 "SECTION 3.   ENDORSEMENTS, ASSIGNMENTS AND TRANSFER OF
SECURITIES."} All endorsements, assignments, stock powers, other instruments of transfer or directions for the transfer of portfolio securities or other property, whether or not registered in nominee form, shall be made by such Officers, Employees, or Agents as may be authorized by the Trustees or the Executive Committee.

     {PRIVATE }SECTION 4.     EVIDENCE OF AUTHORITY.{TC  \L 2 "SECTION 4.
     EVIDENCE OF AUTHORITY."} Anyone dealing with the Trust shall be fully justified in relying on a copy of a resolution of the Trustees or of any committee thereof empowered to act in the premises which is certified as true by the Secretary or an Assistant Secretary under the seal of the Trust, if any.


                 {PRIVATE }ARTICLE IX{TC  \L 1 "ARTICLE IX"}

                   INDEMNIFICATION OF TRUSTEES AND OFFICERS

     {PRIVATE }SECTION 1.     GENERAL.{TC  \L 2 "SECTION 1. GENERAL."}  The
Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil, criminal, administrative, or investigative, and any appeal therefrom, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Investors to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided that (a) such Covered Person shall provide security for his undertaking, (b) the Trust shall be insured against losses arising by reason of such Covered Person's failure to fulfill his undertaking or (c) a majority of the nonparty Trustees who are not interested persons of the Trust (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

     {PRIVATE }SECTION 2.     COMPROMISE PAYMENT.{TC  \L 2 "SECTION 2.
     COMPROMISE PAYMENT."} As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Investors by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, indemnification shall be provided if (a) approved as in the best interest of the Trust, after notice that it involves such indemnification, by at least a majority of non-party Trustees who are not interested persons of the Trust (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such Covered Person is not liable to the Trust or its Investors by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full trial-type inquiry) to the effect that such indemnification would not protect such Covered Person against any liability to the Trust to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Investors by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     {PRIVATE }SECTION 3.     INDEMNIFICATION NOT EXCLUSIVE; DEFINITIONS.{TC
\L 2 "SECTION 3.    INDEMNIFICATION NOT EXCLUSIVE; DEFINITIONS."}  The right
of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article IX, the term "Covered Person" shall include such person's heirs, executors and administrators. For purposes of this Article IX, the term "non-party Trustee" is a Trustee against whom none of the actions, suits or other proceedings in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article IX shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of such persons.


                  {PRIVATE }ARTICLE X{TC  \L 1 "ARTICLE X"}

                                     SEAL

     The seal of the Trust, if there is one, shall consist either of a flat-faced die with the word "Massachusetts," together with the name of the Trust and the year of its organization cut or engraved thereon, or any other indication that the Trust has a seal that has been approved by the Trustees, but, unless otherwise required by the Trustees, the seal shall not be necessary to be placed on, and its absence shall not impair the validity of, any document, instrument or other paper executed and delivered by or on behalf of the Trust.


                 {PRIVATE }ARTICLE XI{TC  \L 1 "ARTICLE XI"}
                                 FISCAL YEAR

     The fiscal year of the Trust and each Series shall be as designated from time to time by the Trustees.


                {PRIVATE }ARTICLE XII{TC  \L 1 "ARTICLE XII"}

                                  AMENDMENTS

     These By-Laws may be amended by a majority vote of all of the Trustees.


               {PRIVATE }ARTICLE XIII{TC  \L 1 "ARTICLE XIII"}

                              WAIVERS OF NOTICE

     Whenever any notice whatever is required to be given under the provisions of any statute of The Commonwealth of Massachusetts, or under the provisions of the Declaration of Trust or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, or presence at a meeting to which such person was entitled notice of, shall be deemed equivalent thereto. A notice shall be deemed to have been given if telegraphed, cabled, or sent by wireless when it has been delivered to a representative of any telegraph, cable or wireless company with instructions that it be telegraphed, cabled, or sent by wireless.
 Any notice shall be deemed to be given if mailed at the time when the same shall be deposited in the mail.

                {PRIVATE }ARTICLE XIV{TC  \L 1 "ARTICLE XIV"}

                             REPORT TO INVESTORS

     The Trustees, so long as required by applicable law, shall at least semi-annually submit to the Investors of each Series a written financial report of the transactions of that Series including financial statements which shall at least annually be certified by independent public accountants.


                 {PRIVATE }ARTICLE XV{TC  \L 1 "ARTICLE XV"}

                              BOOKS AND RECORDS

     The books and records of the Trust and any Series, including the ledger or ledgers representing Interests in the Trust or any Series, may be kept in or outside The Commonwealth of Massachusetts at such office or agency of the Trust as may from time to time be determined by the Secretary of the Trust, as set forth in Article II, Section 5 of these By-Laws.


                {PRIVATE }ARTICLE XVI{TC  \L 1 "ARTICLE XVI"}

                                    TERMS

     Terms defined in the Declaration of Trust and not otherwise defined herein are used herein with the meanings set forth or referred to in the Declaration of Trust.